Exhibit 99 (a)

                 Certificate pursuant to 18 U.S.C. Section 1350,
                    as adopted pursuant to Section 906 of the
                           Sarbanes-Oxley Act of 2002

In connection with the Quarterly Report of U.S. Neurosurgical, Inc.) on Form 10-Q for the period ending March 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), we, Alan Gold, President and Howard Grunfeld, Chief Financial Officer of U.S. Neurosurgical, Inc., certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

      (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of U.S. Neurosurgical.


/s/ Alan Gold
-----------------------
Alan Gold
President
May 12, 2003


/s/ Howard Grunfeld
-----------------------
Howard Grunfeld
Chief Financial Officer
May 12, 2003


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